Exhibit 32.2

Certification Pursuant to 18 U.S.C. Section 1350

(As Adopted Pursuant to Section 906 of the

Sarbanes-Oxley Act of 2002)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Dividend Capital Trust Inc., a Maryland corporation (the “Company”), does hereby certify with respect to the Annual Report of the Company on Form 10-K/A, for the period ended December 31, 2005, as filed with the Securities and Exchange Commission (the “Report”) that:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 28, 2006	/s/ James R. Mulvihill
James R. Mulvihill
Chief Financial Officer and Treasurer